Exhibit 31.1
                                  ------------


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO RULE 13a - 14(a) OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
                             AS ADOPTED PURSUANT TO

                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002



I, John Yoon, certify that:


         I have reviewed this quarterly report on Form 10-QSB of PARADIGM MEDICAL INDUSTRIES, INC.; Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this quarterly report;

         Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report; The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures [as defined in Exchange Act Rules 13a-15(e) and 15d-15e)] for the registrant and have: designed such disclosure controls and procedures to ensure that material information relating to the registrant, is made known to us by others within the Company, particularly during the period in which this quarterly report is being prepared; evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions): all significant deficiencies and material weakness in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report information; and any fraud, whether or not material, that involves management or ot her employees who have a significant role in the registrant's internal controls over financial reporting.

May 24, 2004                                    /s/  John Yoon
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    (Date)                                           John Yoon,
                                                     President and Chief
                                                     Executive Officer
                                                     (principal executive
                                                     officer)